--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, DC  20549

                                 --------------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934
                                 --------------------

Date of Report (Date of earliest event reported):     September 23, 1997


                        BUILDING MATERIALS HOLDING CORPORATION
                (Exact Name of Registrant as Specified in its Charter)




           DELAWARE                   000-19335          91-1834269
  (State or Other Jurisdiction     (Commission File    (I.R.S. Employer
of Incorporation or Organization)       Number)      Identification Number)

                                   ONE MARKET PLAZA
                                 STEUART TOWER #2650
                          SAN FRANCISCO, CALIFORNIA  94105
                 (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code:   (415) 227-1650

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

    Building Materials Holding Corporation, a Delaware corporation (the "Registrant") is a recently formed holding company which was organized to provide its predecessor and principal subsidiary, BMC West Corporation, a Delaware corporation ("BMC West"), with a holding company organizational structure that can accommodate future growth from internal operations, acquisitions or joint ventures, broaden the alternatives available for future financing and generally provide for greater administrative and operational flexibility.

    On September 23, 1997, the holding company organizational structure was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the "Merger"), which provides for the formation of a holding company structure without a vote of the stockholders of BMC West. In the Merger, BMC West Merger Corporation, a Delaware corporation, merged with and into BMC West, with BMC West as the surviving corporation. Prior to the Merger, BMC West Merger Corporation was a direct, wholly-owned subsidiary of the Registrant, which was a direct, wholly-owned subsidiary of BMC West organized for the purpose of implementing the holding company organizational structure.
By virtue of the Merger, BMC West became a direct, wholly-owned subsidiary of the Registrant, and all of BMC West's outstanding capital stock was converted, on a share for share basis, into capital stock of the Registrant. As a result, each stockholder of BMC West became the owner of an identical number of shares of capital stock of the Registrant. Additionally, each outstanding option to purchase shares of BMC West's common stock was automatically converted into an option to purchase, upon the same terms and conditions, an identical number of shares of the Registrant's common stock.

    Also, in connection with the Merger, BMC West terminated the rights to purchase shares of its Series C Junior Participating Cumulative Preferred Stock that were issued to holders of BMC West's common stock pursuant to the Rights Agreement, dated as of August 3, 1993, between BMC West and American Stock Transfer and Trust Company, as Rights Agent (the "Old Rights Agreement"), in accordance with the terms and conditions of the Old Rights Agreement. The Registrant has entered into a new Rights Agreement (the "New Rights Agreement"), pursuant to which holders of the Registrant's common stock will receive one right to purchase the Registrant's Series C Junior Participating Cumulative Preferred Stock for each share of the Registrant's common stock owned (a "New Right"). Until the occurrence of certain events specified in the New Rights Agreement, the New Rights will be represented by the outstanding shares of the Registrant's common stock in respect of which the New Rights are issued, are not transferable separately from the associated shares of the Registrant's common stock, and are automatically transferred upon transfer of the associated common stock.

    The conversion of shares of capital stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of BMC West are deemed to represent shares of capital stock of the Registrant.

ITEM 7(c).    EXHIBITS

    Exhibit No.         Description
    -----------         -----------

    2.1 Agreement and Plan of Merger, dated September 23, 1997, by and among the Registrant, BMC West Corporation and BMC West Merger Corporation

    3.(i)1 Amended Certificate of Incorporation, filed with the office of the Secretary of State of the State of Delaware on September 23, 1997

    3.(ii)1             By-laws of the Registrant

    4.1 Rights Agreement, dated September 19, 1997, by and between the Registrant and American Stock Transfer and Trust Company

    99.1                Press Release issued September 23, 1997


                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of September 23, 1997.

                               BUILDING MATERIALS HOLDING CORPORATION



                               By:  /s/  Ellis C. Goebel
                                  -------------------------------------
                                    Ellis C. Goebel
                                    Senior Vice President-Finance and Treasurer

                                    EXHIBIT INDEX



                                                            SEQUENTIALLY
                                                              NUMBERED
EXHIBIT NO.    DOCUMENT                                         PAGE
-------------  -------------------------------------------   --------------

2.1           Agreement and Plan of Merger, dated
              September 23, 1997, by and among the
              Registrant, BMC West Corporation and BMC
              West Merger Corporation

3.(i)1 Amended Certificate of Incorporation, filed with the office of the Secretary of State of the State of Delaware on September 23, 1997

3.(ii)1       By-laws of the Registrant

4.1 Rights Agreement, dated September 19, 1997, by and between the Registrant and American
              Stock Transfer and Trust Company

Exhibit 99.1  Press Release issued September 23, 1997